EXHIBIT 10.9.2
*Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment which has been filed separately with the SEC.
SECOND AMENDMENT TO
KRISTALOSE AGREEMENT
     This Second Amendment to Kristalose Agreement (the “Amendment”) is entered into this 1st day of July, 2008 by and between Inalco S.P.A. (“Inalco Italy”), Inalco Biochemicals, Inc. (“Inalco U.S.”) and Cumberland Pharmaceuticals Inc. (“Cumberland”). Inalco Italy and Inalco U.S. are hereinafter collectively referred to as “Inalco.”
     WHEREAS, Inalco and Cumberland entered into a certain Kristalose Agreement in April 2006 (the “Agreement”); and entered into a certain Amendment to the Kristalose Agreement on April 3, 2008.
     WHEREAS, Inalco and Cumberland desire to further amend the Kristalose Agreement in certain respects as set forth herein.
     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the parties hereto agree as follows:
     1. Amendment of Section 4.3. Effective the date of this Amendment, Section 4.3 (Payment for Product) of the Kristalose Agreement, which was amended by the Amendment to the Kristalose Agreement, dated April 3, 2008, is hereby further amended to reflect a one-time price increase by deleting “[***]” and substituting in lieu thereof “[***]” and by deleting “[***]” and substituting in lieu thereof “[***]”.
Furthermore, effective the date of this Amendment, Section 4.3 (Payment for Product) of the Kristalose Agreement, which was amended by the Amendment to the Kristalose Agreement, dated April 3, 2008, is further amended to reflect a one-time price increase for promotional units by deleting “[***]” and substituting in lieu thereof “[***]” and by deleting “[***]” and substituting in lieu thereof “[***]”.
     2. Capitalized terms not defined in this Amendment shall have the meaning set forth in the Agreement.
     3. It is mutually agreed that all covenants, conditions and agreements set forth in the Agreement (as amended hereby) shall remain binding upon the parties and inure to the benefit of the parties hereto and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives effective as of the day and year first written above.

INALCO S.P.A
By:	/s/ Giovanni Cipolletti
	Name:	Giovanni Cipolletti
Its: President

INALCO BIONCHEMICALS, INC.
By:	/s/ E. Lowe
	Name:	E. Lowe
Its:

CUMBERLAND PHARMACEUTICALS INC.
By:	/s/ A.J. Kazimi
	Name:	A.J. Kazimi
Its: Chief Executive

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